UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2009

Commission File Number: 000-53311

Jayhawk Energy, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	20-0990109 (I.R.S. Employer Identification No.)

6240 E. Seltice Way, Suite C, Post Falls, Idaho, 83854
(Address of principal executive offices) (Zip Code)

208-667-1328
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 7, 2009 the Registrant’s (the Company’s or JayHawk’s) board of directors approved terminating the services of the Company’s previous independent accountant, Meyers Norris Penny LLP (MNP), of Calgary, Canada.

During the two most recently completed fiscal year audits for the periods ended September 30, 2008 and 2007 and through the subsequent three interim period reports preceding this determination to change certifying accountants:

a)
There were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with MNP on any matter of accounting principles or practices, financial statement disclosure,  or auditing scope or procedure which would have caused MNP to make reference to the subject matter of the disagreement in connection with its reports on JayHawk’s financial statements during these periods,

b)
The reports of MNP on JayHawk’s financial statements for the prior periods did not contain an adverse opinion nor were they modified as to audit scope or accounting principles.  The reports however, included an explanatory paragraph indicating that the Company had suffered recurring losses from operations which raises substantial doubt about the Company’s ability to continue as a going concern unless the Company attains future profitable operations and/or obtains additional financing.

We provided Meyers Norris Penny LLP with a copy of this Current Report on Form 8-K, prior to its filing with the Securities Exchange Commission, and requested that MNP furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree, within 10 business days of the filing of this report.

Also on October 7, 2009, following the dismissal of MNP, the Company’s board of directors appointed Williams & Webster, P.S., of Spokane, Washington, as the Company’s new independent, registered, certifying public accounting firm.  Prior to the engagement of Williams & Webster, the Company has not consulted with Williams & Webster regarding either:

a)	the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or

b)
any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K), or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Jayhawk Energy, Inc.

Date: October 7, 2009	By:	/s/ Lindsay Gorrill
Name: Lindsay Gorrill Title: CEO

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